PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 12, 2026

to Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Updates

This Supplement is to inform you that there were changes to variable investment options that are available in your Annuity, as well as to provide the merger Effective Date and additional information regarding the mergers disclosed in the prior supplement dated January 26, 2026. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

I. Dimensional Portfolio Changes:

Effective on or about February 28, 2026 (the “Effective Date”), information regarding the Dimensional portfolios was revised. Consequently, the following relaces the information in the table in “Appendix A - Portfolios Available Under the Annuity” with respect to the Portfolios shown below.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Fixed Income	Dimensional VA Global Bond Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.21%	0.35%	0.56%	4.35%	1.38%	1.81%
Allocation	Dimensional VA Global Moderate Allocation Portfolio♦ Dimensional Fund Advisors LP	0.28%	0.35%	0.63%	14.68%	8.42%	8.65%
Equity	Dimensional VA International Small Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.39%	0.35%	0.74%	36.99%	8.89%	8.68%
Equity	Dimensional VA International Value Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.27%	0.35%	0.62%	45.64%	15.85%	10.46%
Fixed Income	Dimensional VA Short-Term Fixed Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.12%	0.35%	0.47%	4.33%	2.65%	1.97%
Equity	Dimensional VA U.S. Large Value Portfolio Dimensional Fund Advisors LP	0.21%	0.35%	0.56%	15.83%	11.97%	10.51%
Equity	Dimensional VA U.S. Targeted Value Portfolio Dimensional Fund Advisors LP	0.29%	0.35%	0.64%	8.95%	13.60%	11.00%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

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II. Fund Mergers:

Effective on or about April 27, 2026 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios. Upon completion of the mergers, all references to the Target Portfolios in the Prospectus will be deleted.

Target Portfolios	Acquiring Portfolios
ClearBridge Variable Appreciation Portfolio – Class I	LVIP ClearBridge Appreciation Fund – Standard Class
ClearBridge Variable Dividend Strategy Portfolio – Class I	LVIP ClearBridge Dividend Strategy Fund – Standard Class
ClearBridge Variable Large Cap Growth Portfolio – Class I	LVIP ClearBridge Large Cap Growth Fund – Standard Class

What will happen to any funds you may have in the Target Portfolios

For each of the mergers listed above, on the Effective Date, the Target Portfolios will no longer be available under your Contract, and any Contract Value allocated to the Sub-accounts that invested in the Target Portfolios will be transferred to the Sub-accounts investing in the corresponding Acquiring Portfolios, as noted above. Your Contract Value in the Sub-accounts investing in the Acquiring Portfolios will be equal to your Contract Value in the Sub-accounts that invested in the Target Portfolios immediately prior to the merger.

Voluntary Transfers

You may transfer your Contract Value out of a Target Portfolio into an investment option available under your Contract at any time prior to the Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to the Acquiring Portfolio because of the merger can be transferred into an investment option available under your Contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date

After the Effective Dates, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

III. Portfolio Name Changes:

Effective on or about the dates listed below (the “Effective Date”), all references to the names of the Portfolios listed below will be changed as follows:

Effective Date	Portfolio Current Name	Portfolio Revised Name
4/30/26	MFS® International Intrinsic Value Portfolio - Initial Class	MFS® International Intrinsic Equity Portfolio - Initial Class
5/12/26	Vanguard Variable Insurance Fund Capital Growth Portfolio	Vanguard Variable Insurance Fund PRIMECAP Portfolio

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuity-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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